UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2021

MRC GLOBAL INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35479	20-5956993
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Fulbright Tower, 1301 McKinney Street, Suite 2300

Houston, Texas 77010

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (877) 294-7574

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	MRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective July 13, 2020, Gillian Anderson, age 36, has been appointed Vice President and Chief Accounting Officer of MRC Global Inc. (the “Company”) and will serve the Company as its principal accounting officer.

Ms. Anderson most recently served as an Audit Senior Manager with Ernst & Young LLP (“E&Y”) since 2015. From 2007 to 2015, she held various roles with E&Y. Ms. Anderson is a Certified Public Accountant and a Chartered Accountant, Institute of Chartered Accountants of Scotland.

In connection with Ms. Anderson’s appointment, the Company is providing Ms. Anderson the following compensation:

(i) an annual base salary of $235,000, (ii) eligibility for an annual bonus at a target level of 40% of her annual base salary (prorated for 2021 for her time in service and subject to any percentage reduction in 2021 in the same manner as similarly situated executives) to be based upon individual or Company performance criteria that the board of the Company establishes for each fiscal year, (iii) an initial grant of a long-term incentive award in restricted stock units with a graded annual vesting in 1/3 increments over three years, with a grant date target value of $82,250 (based on the 20-day volume weighted average price on the date of grant) and (iv) while awards are at the direction of the Compensation Committee, eligibility in long-term incentive awards pursuant to the Company’s Omnibus Incentive Plan, as amended or any replacement plan in effect for executives. Ms. Anderson will also participate in all retirement and welfare benefit plans, programs, and arrangements generally available to newly-hired executive officers, subject to eligibility requirements.

There is no family relationship between Ms. Anderson and any director or executive officer of the Company nor are there any arrangements between Ms. Anderson and any other persons pursuant to which Ms. Anderson was selected to serve as an officer. There are no transactions to which the Company or any of its subsidiaries is a party and which Ms. Anderson has a direct or indirect material interest subject to disclosure pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 13, 2021

MRC GLOBAL INC.

By:	/s/ Daniel J. Churay
Daniel J. Churay
Executive Vice President – Corporate Affairs, General Counsel and Corporate Secretary

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